UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Due to technical difficulties at Business Wire, Exhibits 99.1 and 99.2 to the Company's current report on Form 8-K filed Aug. 4, 2008, were not legibly reproduced and filed.  Jack in the Box Inc. is filing this amendment to the Form 8-K filed Aug. 4, 2008, to provide Exhibit 99.1, the press release announcing Dr. David Theno's retirement, and Exhibit 99.2, the press release announcing that Winifred Markus Webb had joined the Jack in the Box Inc. board of directors.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	David Theno to Retire from Jack in the Box Inc.; Ann Marie McNamara Joins Company as DVP of Food Safety, and Derek Walker is New DVP of Research & Development

99.2	Winifred Markus Webb Joins Jack in the Box Inc. Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.
By:	/s/ JERRY P. REBEL
Jerry P. Rebel
Executive Vice President Chief Financial Officer (Principal Financial Officer) (Duly Authorized Signatory)
Date: August 12, 2008